UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2017
Southwest Airlines Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
_____________________	_____________	______________
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611, Dallas, Texas	75235-1611
_________________________________	___________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (214) 792-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01    Regulation FD Disclosure.

Southwest Airlines Co. (the “Company”) is providing guidance regarding its financial and operational trends in conjunction with the presentation by Tammy Romo, Executive Vice President and Chief Financial Officer of the Company, at the Cowen and Company 10th Annual Global Transportation Conference on September 6, 2017.

•	The Company canceled approximately 2,800 flights due to the impact from Hurricane Harvey.

•
The Company now expects its third quarter 2017 operating revenue per available seat mile (RASM) to be in the range of down one percent to slightly up, as compared with third quarter 2016. The change in guidance is primarily attributable to the current industry revenue environment and weakness in revenue passenger yields.

•
Based on current cost trends and excluding fuel and oil expense, special items, and profitsharing expense, the Company continues to expect its third quarter 2017 unit costs to increase in the two to three percent range[1], year-over-year.

•
Based on the Company’s fuel derivative contracts and market prices as of September 1, 2017, the Company now expects its third quarter 2017 economic fuel costs to be in the $2.00 to $2.05 per gallon range[2].

•
With the impact of Hurricane Harvey, the Company now expects its third quarter 2017 available seat miles (capacity) to increase in the 3.5 to 4.0 percent range, year-over-year. The Company continues to expect its fourth quarter 2017 capacity to increase in the one to two percent range, year-over-year. While the Company has not finalized its 2018 capacity plans, it continues to expect year-over-year available seat mile (ASM) growth in first half 2018 to be less than four percent, and its full year 2018 year-over-year ASM growth to be less than its 2016 year-over-year ASM growth of 5.7 percent.

•	The Company continues to estimate its 2017 capital expenditures will be approximately $2.3 billion, with approximately $1.4 billion in aircraft spending.

•	The Company initiated a $300 million accelerated share repurchase program on August 1, 2017 and currently has $1.7 billion remaining under its current authorization.

An audio webcast of Ms. Romo’s remarks is available on the Company’s website at
www.southwestairlinesinvestorrelations.com, in the Events & Presentations section under Past Events and Related Presentations.

The information furnished in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

1Year-over-year projections do not reflect the potential impact of fuel and oil expense, special items, and profitsharing expense in both years because the Company cannot reliably predict or estimate those items or expenses or their impact to its financial statements in future periods, especially considering the significant volatility of the Fuel and oil expense line item. Accordingly, the Company believes a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not meaningful or available without unreasonable effort.

2Economic fuel cost projections do not reflect the potential impact of special items because the Company cannot reliably predict or estimate the hedge accounting impact associated with the volatility of the energy markets or the impact to its financial statements in future periods. Accordingly, the Company believes a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures for projected results is not meaningful or available without unreasonable effort.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Specific forward-looking statements include, without limitation, statements related to (i) the Company’s financial outlook, expectations, goals, and projected results of operations, including specific factors expected to impact the Company’s results of operations; (ii) the Company’s expectations with respect to fuel costs and the management of risk associated with changing jet fuel prices; (iii) the Company’s capacity plans and expectations; and (iv) the Company’s expectations with respect to capital expenditures. Forward-looking statements involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors include, among others, (i) changes in demand for the Company’s services and other changes in consumer behavior; (ii) the impact of economic conditions, fuel prices, actions of competitors (including, without limitation, pricing, scheduling, capacity, and network decisions, and consolidation and alliance activities), governmental actions, and other factors beyond the Company’s control, on the Company’s business decisions, plans, and strategies; (iii) changes in aircraft fuel prices, the impact of hedge accounting, and any changes to the Company’s fuel hedging strategies and positions; (iv) the Company’s ability to timely and effectively implement, transition, and maintain the necessary information technology systems and infrastructure to support its operations and initiatives; (v) the Company’s dependence on third parties; (vi) the impact of labor matters on the Company’s business decisions, plans, strategies, and costs; and (vii) other factors, as described in the Company's filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading "Risk Factors" in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Caution should be taken not to place undue reliance on the Company’s forward-looking statements, which represent the Company’s views only as of the date this report is filed. The Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

September 6, 2017	By	/s/ Tammy Romo

Tammy Romo
Executive Vice President & Chief Financial Officer
(Principal Financial and Accounting Officer)